UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2005
RYDER SYSTEM, INC. DEFERRED COMPENSATION PLAN
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida		33178

(Address of Principal Executive Offices)		(Zip Code)
(305) 500-3726
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Explanatory Note: The Registrant filed a Current Report on Form 8-K dated September 22, 2005 to report the decision of the Audit Committee of the Board of Directors of Ryder System, Inc. to dismiss and replace the independent auditor for the Ryder System, Inc. Deferred Compensation Plan (the “Plan”). This amendment is being filed to update the information as of the date hereof.
The Audit Committee of the Board of Directors of Ryder System, Inc. solicited proposals from the four major accounting firms and conducted an extensive evaluation process in connection with the selection of the independent auditor for the Plan for the fiscal year ending December 31, 2006. Following this process, on September 22, 2005, the Audit Committee dismissed KPMG LLP (“KPMG”) as the Plan’s independent auditor for the Plan’s fiscal year ending December 31, 2006 and appointed PricewaterhouseCoopers LLP (“PwC”) to serve as the Plan’s independent auditor for 2006. KPMG has completed its engagement as the Plan’s auditor for the fiscal year ended December 31, 2005.
KPMG’s audit reports on the Plan’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Plan’s two most recent fiscal years and from the period from January 1, 2006 to June 29, 2006, (i) there were no disagreements between the Plan and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on the Plan’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Plan has provided KPMG with a copy of the foregoing statements and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of the letter from KPMG is attached as Exhibit 16.1 to this Form 8-K/A.
During the two most recent fiscal years and during the period from January 1, 2006 to June 29, 2006, neither the Plan nor anyone acting on behalf of the Plan, consulted PwC regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.
Item 9.01(d) Exhibits
     The following exhibits are furnished as part of this Report on Form 8-K/A:
     Exhibit 16.1: Letter from KPMG LLP to the Securities and Exchange Commission dated July 6, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2006	RYDER SYSTEM, INC. DEFERRED COMPENSATION PLAN (Registrant)
	By:	/s/ Gregory F. Greene
Gregory F. Greene, Senior Vice
President and Chief Human Resources Officer, Plan Administrator

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